                                                                    EXHIBIT 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS ([**]), HAS BEEN OMITTED AND FILED SEPARATELY WTH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

                                 AMENDMENT NO. 1
                                     TO THE
                             COLLABORATION AGREEMENT

THIS AMENDMENT NO. 1 TO THE COLLABORATION AGREEMENT (this "Amendment") is made effective as of August 29, 2005 (the "Amendment Effective Date") by and between AMGEN INC., a Delaware corporation having its principal place of business at One Amgen Center Drive, Thousand Oaks, California 91320-1799 ("Amgen"), and VIACELL, INC., a Delaware corporation having its principal place of business at 245 First Street, Cambridge, Massachusetts 02142 ("ViaCell"). Amgen and ViaCell are sometimes referred to herein individually as a "Party" and collectively as the "Parties".

WHEREAS, Amgen and ViaCell entered into that certain Collaboration Agreement dated December 23, 2003 (the "Agreement"), pursuant to which ViaCell obtained supplies of and a license under Amgen's intellectual property rights in SCF and Flt3-L for use in ViaCell's research and development activities relating to cell therapy products and services;

WHEREAS, the Agreement dictates how the Parties may collaborate in the future with respect to late stage clinical trials and commercialization of ViaCell's cell therapy products;

WHEREAS, ViaCell wishes to obtain a supply of G-CSF and a license under Amgen's intellectual property rights in G-CSF for use in ViaCell's research and development activities relating to cell therapy products and services; and

WHEREAS, concurrently with the execution of this Amendment the Parties are entering into a Warrant Purchase Agreement whereby Amgen is acquiring a warrant to purchase the common stock of ViaCell.

NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the parties hereto agree to amend the Agreement as follows:

                             ARTICLE 1 - AMENDMENTS

1.1 AMENDMENT TO SECTION 1.8. Section 1.8 of the Agreement shall be replaced in its entirety and read as follows:

                                                                    EXHIBIT 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS ([**]), HAS BEEN OMITTED AND FILED SEPARATELY WTH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

     "1.8 "CELL THERAPY PRODUCT(S)" SHALL MEAN ANY TREATMENT, WHETHER A PRODUCT OR A SERVICE, THAT UTILIZES CELLS OR TISSUES [**] INCLUDING, WITHOUT LIMITATION, CB001, PRIOR TO THE EARLIER OF THE EXERCISE OF THE OPTION OR THE EXPIRATION OF THE OPTION PERIOD WITH RESPECT TO SUCH TREATMENT; PROVIDED, HOWEVER, THAT NO PRODUCT OR SERVICE WHICH INCLUDES OR IS PRODUCED USING G-CSF SHALL BE A CELL THERAPY PRODUCT, UNLESS SUCH PRODUCT OR SERVICE MEETS THE DEFINITION OF A G-CSF PRODUCT. FOR THE AVOIDANCE OF DOUBT, ONCE AMGEN EXERCISES ITS OPTION WITH RESPECT TO A CELL THERAPY PRODUCT, SUCH CELL THERAPY PRODUCT SHALL BE DEEMED A COLLABORATION PRODUCT AND SHALL CEASE TO BE CONSIDERED A CELL THERAPY PRODUCT. FOR THE AVOIDANCE OF DOUBT, ONCE THE OPTION PERIOD EXPIRES WITH RESPECT TO A CELL THERAPY PRODUCT FOR AN INDICATION WITHOUT AMGEN HAVING EXERCISED ITS OPTION WITH RESPECT THERETO SUCH CELL THERAPY PRODUCT FOR THAT INDICATION SHALL BE DEEMED AN UNOPTIONED CELL THERAPY PRODUCT AND SHALL CEASE TO BE CONSIDERED A CELL THERAPY PRODUCT."

1.2 AMENDMENT TO SECTION 1.18. Section 1.18 of the Agreement shall be replaced in its entirety and read as follows:

     "1.18 "CONTRIBUTED PRODUCT" shall mean (a) SCF, (b) Flt3-L, (c) G-CSF and
     (d) [**] that Amgen Controls and which Amgen has, [**], chosen to make available to ViaCell under this Agreement, and which ViaCell has expressly accepted for use in connection with Unoptioned Cell Therapy Products, Cell Therapy Products and/or Collaboration Products under this Agreement, as listed on Exhibit D, as updated from time to time by mutual agreement of the Parties."

1.3 AMENDMENT TO SECTION 1.64. Section 1.64 of the Agreement shall be replaced in its entirety and read as follows:

     "1.64 "UNOPTIONED CELL THERAPY PRODUCT(S)" shall mean any Cell Therapy Product for an indication for which the Option Period has expired without Amgen having exercised its option with respect thereto."

1.4 AMENDMENT TO ARTICLE 1. Article 1 of the Agreement shall be amended to include a new Section 1.69 as follows:

     "1.69 "G-CSF" shall mean Amgen's granulocyte colony-stimulating factor, an early-acting hematopoietic growth factor, having the amino acid sequence which is set forth in Exhibit I [**]."

1.5 AMENDMENT TO ARTICLE 1. Article 1 of the Agreement shall be amended to include a new Section 1.70 as follows:

                                                                    EXHIBIT 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS ([**]), HAS BEEN OMITTED AND FILED SEPARATELY WTH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

     "1.70 "G-CSF PRODUCT" shall mean any treatment, whether a product or a service, that utilizes [**]. For the purposes of this Agreement, any G-CSF Product shall be deemed a Cell Therapy Product with the same effect and consequences with respect to Collaboration Products and Unoptioned Cell Therapy Products (other than with respect to royalty payments provided for under Section 8.4)."

1.6 AMENDMENT TO ARTICLE 1. Article 1 of the Agreement shall be amended to include a new Section 1.71 as follows:

     "1.71 "UNOPTIONED G-CSF PRODUCT" shall mean any Unoptioned Cell Therapy Product that is a G-CSF Product."

1.7 AMENDMENT TO ARTICLE 1. Article 1 of the Agreement shall be amended to include a new Section 1.72 as follows:

     "1.72 "PHASE II TRIAL(S)" shall mean those clinical trials on sufficient numbers of patients that, if the defined end-points are met, are designed (and agreed to by the FDA, or other Regulatory Authority in the applicable region of the Territory) based upon existing data in the same patient population as of the start of the trial to evaluate the safety and efficacy of a drug as described in 21 CFR 321.21(b), or its successor regulation, or an equivalent foreign clinical trial."

1.8 AMENDMENT TO SECTION 7.3. Section 7.3(a)(ii) of the Agreement shall be replaced in its entirety and read as follows:

     "(II) Amgen shall only be obligated to supply Contributed Products from readily available inventory on an as-available basis and in the filled and finished form of Amgen's existing inventory, and Amgen shall not, for any reason or under any circumstance, be obligated to manufacture Contributed Products for the purpose of supplying Contributed Products to ViaCell or any sublicensees. Prior to the Transition Date, ViaCell shall pay Amgen [**] per vial of Flt3-L supplied, [**] per vial of SCF supplied, a price equal to the higher of (a) [**] or (b) [**], per vial of G-CSF supplied, and for any other Contributed Products, a price to be agreed by the Parties prior to ViaCell accepting such product as a Contributed Product. After the Transition Date, ViaCell shall pay Amgen a price equal to [**]."

1.9 AMENDMENT TO ARTICLE 8. Article 8 of the Agreement shall be amended to include a new Section 8.4 as follows:

     "8.4 ROYALTY PAYMENTS. Subject to the other terms and conditions of this Agreement, ViaCell shall pay Amgen a royalty equal to [**]."

                                                                    EXHIBIT 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS ([**]), HAS BEEN OMITTED AND FILED SEPARATELY WTH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

1.10 AMENDMENT TO ARTICLE 9. Article 9 of the Agreement shall be amended to include a new Section 9.3 as follows:

     "9.3 ROYALTY REPORTS. ViaCell shall deliver to Amgen quarterly written reports of Net Sales of Unoptioned G-CSF Products by, on behalf of and under the authority of ViaCell, its Affiliates and sublicensees (each a "Report"). Each Report shall be certified in writing for accuracy and completeness by an officer of ViaCell or by the independent certified public accounting firm acting as ViaCell's auditor. Each Report shall be accompanied by payment of all Know-How Royalties. A Report shall be due [**] days following the end of each Calendar Quarter ("Report Date"), and shall report with respect to such Calendar Quarter. The first Report shall be due on the first Report Date following the first sale of an Unoptioned G-CSF Product."

1.11 AMENDMENT TO SECTION 10.2(A). Section 10.2(a) of the Agreement shall be replaced in its entirety and read as follows:

     "(A) LICENSE. Amgen hereby grants to ViaCell a fully paid-up, royalty-free, non-exclusive license, with no right to grant sublicenses except pursuant to Section 10.2(b), under the Amgen Technology solely to use Contributed Products in the Territory for the purpose of (i) making, having made (solely in accordance with Section 18.6), using, selling, having sold, offering to sell, having offered for sale, importing, having imported, exporting or otherwise transferring physical possession of or otherwise transferring title in either or both of Cell Therapy Products or Unoptioned Cell Therapy Products and (ii) making and having made Collaboration Products. For the avoidance of doubt, except as provided in Section 7.3(c), ViaCell shall not have the right to make or have made any Contributed Products, and under no circumstance shall ViaCell have the right to sell, offer for sale or import any Contributed Products. Notwithstanding anything contained in the foregoing to the contrary, the license granted above shall, with respect to G-CSF, be limited to G-CSF Products. Additionally, if ViaCell fails to administer any G-CSF Product to at least one human subject under a Phase II Trial of any such G-CSF Product by [**], then the license granted above shall terminate with respect to the Amgen Technology that relates to G-CSF."

1.12 ADDITIONAL SECTION 14.6. Article 14 of the Agreement shall be amended to include a new Section 14.6 as follows:

     "14.6 ADDITIONAL COVENANT OF AMGEN. Amgen shall not, directly or indirectly, develop or commercialize any G-CSF Product outside of the scope of this Agreement or otherwise without ViaCell at any time prior to [**]; provided, however, that the obligations of Amgen under the foregoing covenant shall

                                                                    EXHIBIT 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS ([**]), HAS BEEN OMITTED AND FILED SEPARATELY WTH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

     terminate in the event that ViaCell fails to dose a human patient with a G-CSF Product by [**]. "

1.13 AMENDMENT TO EXHIBITS. Exhibit A of the Agreement shall be amended by adding the patents listed on Appendix A attached hereto.

1.14 AMENDMENT TO EXHIBITS. The Agreement shall be amended to include a new
Exhibit I as attached hereto as Appendix B.

              ARTICLE 2 - REFERENCE TO AND EFFECT ON THE AGREEMENT

2.1 REFERENCE TO AGREEMENT. Upon and after the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Agreement shall mean and be a reference to the Agreement as modified and amended hereby.

2.2 EFFECTIVENESS OF AGREEMENT. The amendments set forth above shall not be effective until execution and delivery of this Amendment by both parties. Except as specifically amended above, the Agreement, as amended, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of the parties.

2.3 NO WAIVER. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of either Party under the Agreement, nor constitute a waiver of any provision of the Agreement.

                            ARTICLE 3 - MISCELLANEOUS

3.1 GOVERNING LAW; JUDICIAL RESOLUTION. Resolution of all disputes arising out of or related to this Amendment or the performance, enforcement, breach or termination of this Amendment and any remedies relating thereto, shall be governed by and construed under the substantive laws of the State of New York, as applied to agreements executed and performed entirely in the State of New York by residents of the State of New York, without regard to conflicts of law rules. Any dispute arising under this Amendment shall be submitted to a state or federal court of competent jurisdiction in the State of New York.

                                                                    EXHIBIT 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS ([**]), HAS BEEN OMITTED AND FILED SEPARATELY WTH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

3.2 HEADINGS. The headings for each Article and Section in this Amendment have been inserted for convenience of reference only and are not intended to limit or expand on the meaning of the language contained in the particular Article or Section.

3.3 COUNTERPARTS. This Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.3.4 NO STRICT CONSTRUCTION. This Amendment has been prepared jointly and shall not be strictly construed against either Party.

IN WITNESS WHEREOF, the Parties have executed this Amendment in duplicate originals by their duly authorized representatives as of the Amendment Effective Date.

AMGEN INC.                              VIACELL, INC.


By: /s/ Scott J. Foraker                By: /s/ Marc D. Beer
    ---------------------------------       ----------------------------
    Scott J. Foraker, Esq.                  Marc D. Beer
    Vice President, Licensing               Chief Executive Officer

                                                                    EXHIBIT 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS ([**]), HAS BEEN OMITTED AND FILED SEPARATELY WTH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

                                                                      APPENDIX A

                         ADDITIONAL AMGEN PATENT RIGHTS

PATENT   COUNTRY
------   -------
[**]

                                                                    EXHIBIT 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS ([**]), HAS BEEN OMITTED AND FILED SEPARATELY WTH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

                                                                      APPENDIX B

                                    EXHIBIT I
                                      G-CSF
                               AMINO ACID SEQUENCE

                                      [**]